EXHIBIT 6.1


                 DIRECTORS AND OFFICERS OF VAN KAMPEN FUNDS INC.

         NAME                     POSITION                     LOCATION
----------------------      ---------------------        ---------------------

Mitchell M. Merin           Chairman                     New York, NY

Michael Kiley               Chief Executive Officer      New York, NY
                            and President

Alexander Frank             Treasurer                    New York, NY

Stefanie Chang Yu           Secretary                    New York, NY

Sara L. Badler              Managing Director            New York, NY

Barry Fink                  Managing Director            New York, NY

Geoffrey Flynn              Managing Director            Jersey City, NJ

Jeffrey Hiller              Managing Director            New York, NY

Steven M. Massoni           Managing Director            Oakbrook Terrace, IL

Colette M. Saucedo          Managing Director            Houston, TX

A. Thomas Smith III         Managing Director            New York, NY

David M. Swanson            Managing Director            Oakbrook Terrace, IL

John L. Sullivan            Managing Director            Oakbrook Terrace, IL

Jonathan S. Thomas          Managing Director            New York, NY

Laurence J. Althoff         Executive Director           Oakbrook Terrace, IL

Kenneth Beard               Executive Director           Jersey City, NJ

Patricia A. Bettlach        Executive Director           Chesterfield, MO

Michael P. Boos             Executive Director           Oakbrook Terrace, IL

Richard F. Brereton         Executive Director           New York, NY

Elizabeth M. Brown          Executive President          Houston, TX

Juanita E. Buss             Executive President          Kennesaw, GA

Richard J. Charlino         Executive Director           Jersey City, NJ

Dominick Cogliandro         Executive Director           Jersey City, NJ

Susan K. Crawshaw           Executive Director           Oakbrook Terrace, IL

Michael B. Hughes           Executive Director           Oakbrook Terrace, IL

Robert Daniel Kendall       Executive Director           Oakbrook Terrace, IL

Maura A. McGrath            Executive Director           Jersey City, NJ

Joseph Pollaro              Executive Director           Jersey City, NJ

Louis Rivera                Executive Director           Houston, TX

Andrew J. Scherer           Executive Director           Oakbrook Terrace, IL

Gwen L. Shaneyfelt          Executive Director           Oakbrook Terrace, IL

Robert Watson               Executive Director           Oakbrook Terrace, IL

Scott Allen Wentsel         Executive Director           Oakbrook Terrace, IL

Gary Weber                  Executive Director           Jersey City, NJ

Patrick M. Zacchea          Executive Director           Oakbrook Terrace, IL

Gary R. DeMoss              Executive Director           Oakbrook Terrace, IL

Richard G. Golod            Executive Director           Jersey City, NJ

Eric J. Hargens             Executive Director           Oakbrook Terrace, IL

Michelle H. Huber           Executive Director           Oakbrook Terrace, IL

Troy D. Huber               Executive Director           Oakbrook Terrace, IL

Gary F. Kleinschmidt        Executive Director           Chalfont, PA

David Linton                Executive Director           Weston, CT

Carl Mayfield               Executive Director           Lakewood, CO

Mark R. McClure             Executive Director           Oakbrook Terrace, IL

Robert F. Muller, Jr.       Executive Director           Cypress, FL

Lance O'Brian Murphy        Executive Director           Dallas, TX

Walter E. Rein              Executive Director and       Oakbrook Terrace, IL
                            Chief Financial Officer

Thomas C. Rowley            Executive Director           Oakbrook Terrace, IL

James J. Ryan               Executive Director           Oakbrook Terrace, IL

Robert H. Schumacher        Executive Director           Oakbrook Terrace, IL

Richard Stefanec            Executive Director           Tarzana, CA

Terry L. Swenson            Executive Director           Amery, WI

John F. Tierney             Executive Director           Oakbrook Terrace, IL

Thomas Buckley Tyson        Executive Director           Oakbrook Terrace, IL

Elizabeth Vale              Executive Director           West Conshohocken, NJ

Jeff Warland                Executive Director           Oakbrook Terrace, IL

Robert S. West              Executive Director           Oakbrook Terrace, IL

Barbara A. Withers          Executive Director           Oakbrook Terrace, IL

Edward C. Wood, III         Managing Director, Chief     Oakbrook Terrace. IL
                            Administrative Officer and
                            Chief Operating Officer

Gregory Heffington          1st Vice President           Ft. Collins, CO

James D. Stevens            1st Vice President           North Andover, MA

James K. Ambrosio           Vice President               Lloyd Harbor, NY

George Steven Amidon        Vice President               Oakbrook Terrace, IL

Leslie Ann Ashton           Vice President               Salt Lake City, UT

Matthew T. Baker            Vice President               Oakbrook Terrace, IL

Scott C. Bernstiel          Vice President               Freehold, NJ

Roger J. Bianco             Vice President               Highlands Ranch, CO

Carol S. Biegel             Vice President               Naperville, IL

Brian E. Binder             Vice President               Oakbrook Terrace, IL

Christopher M. Bisaillon    Vice President               Chicago, IL

William Edwin Bond          Vice President               New York, NY

James Burke Bradford        Vice President               Oakbrook Terrace, IL

Curtis Bradshaw             Vice President               Oakbrook Terrace, IL

Iqbal S. Brainch            Vice President               Oakbrook Terrace, IL

Michael Winston Brown       Vice President               Colleyville, TX

John T. Browning            Vice President               Oakbrook Terrace, IL

Loren Burket                Vice President               Plymouth, MN

Michelina Calandrella       Vice President               New York, NY

Deanne Margaret Chiaro      Vice President               Hermosa Beach, CA

Scott A. Chriske            Vice President               Safety Harbor, FL

German Clavijo              Vice President               Tucker, GA

Michael Colston             Vice President               Louisville, KY

Gina Costello               Vice President               Oakbrook Terrace, IL

Shannon Colleen Crowley     Vice President               Oakbrook Terrace, IL

Suzanne Cummings            Vice President               Oakbrook Terrace, IL

Pat Flynn Dredze            Vice President               Oakbrook Terrace, IL

Paula Duerr                 Vice President               Oakbrook Terrace, IL

Craig Alan Dumnich          Vice President               Perryville, MD

Michael E. Eccleston        Vice President               Chicago, IL

Craig S. Falduto            Vice President               Oakbrook Terrace, IL

Eileen R. Finnegan          Vice President               Oakbrook Terrace, IL

William J. Fow              Vice President               Redding, CT

David Joseph Fredrick       Vice President               Newton, MA

Charles Friday              Vice President               Gibsonia, PA

Steve Benford Fry           Vice President               Oakbrook Terrace, IL

Robert P. Glover            Vice President               Princeton, NJ

Walter C. Gray              Vice President               Houston, TX

Daniel Hamilton             Vice President               Austin, TX

Hunter Handley              Vice President               Oakbrook Terrace, IL

John G. Hansen              Vice President               San Francisco, CA

William G. Harrigan         Vice President               Jersey City, NJ

Michael D. Hibsch           Vice President               Nashville, TN

Scott Alexander Hintz       Vice President               Oakbrook Terrace, IL

Ryan Teague Hurley          Vice President               Oakbrook Terrace, IL

Lowell Jackson              Vice President               Roswell, GA

Nancy Johannsen             Vice President               Oakbrook Terrace, IL

Thomas G. Johnson           Vice President               Jersey City, NJ

Laurie L. Jones             Vice President               Houston, TX

Tara Jones                  Vice President               Oakbrook Terrace, IL

Louis Gregory Kafkes        Vice President               Oakbrook Terrace, IL

Thomas Patrick Kelly        Vice President               Oakbrook Terrace, IL

Frederick Kohly             Vice President               Miami, FL

Lisa Therese Kueng          Vice President               Oakbrook Terrace, IL

Brian Laux                  Vice President               Staten Island, NY

Tony E. Leal                Vice President               Houston, TX

Holly Lieberman             Vice President               Oakbrook Terrace, IL

Ivan R. Lowe                Vice President               Houston, TX

Richard M. Lundgren         Vice President               River Forest, IL

Douglas M. Macomber         Vice President               Elmhurst, IL

Eric J. Marmoll             Vice President               Oakbrook Terrace, IL

Anne Therese McGrath        Vice President               San Francisco, CA

Elisa R. Mitchell           Vice President               Oakbrook Terrace, IL

Alexis Montoya              Vice President               New York, NY

Sterling Tyler Moore        Vice President               San Francisco, CA

John T. Moser               Vice President               Oakbrook Terrace, IL

Grant R. Myers              Vice President               Houston, TX

Elizabeth A. Nelson         Vice President               Oakbrook Terrace, IL

Peter Nicholas              Vice President               Marblehead, MA

James A. O'Brien            Vice President               Rochester, NY

Brian P. O'Connell          Vice President               Oakbrook Terrace, IL

Mark E. O'Donnell           Vice President               Watertown, MA

Gregory J. Olsen            Vice President               Oakbrook Terrace, IL

Timothy Jay Ott             Vice President               Highland, VA

Pete Papageorgakis          Vice President               Oakbrook Terrace, IL

Dean Crawford Phillips      Vice President               Oakbrook Terrace, IL

Richard J. Poli             Vice President               Downingtown, PA

Shannon C. Poley            Vice President               Oakbrook, IL

Kevin Wayne Reszel          Vice President               Oakbrook Terrace, IL

Michael W. Rohr             Vice President               Naperville, IL

Christine Cleary Ross       Vice President               Scottsdale, AZ

Suzette N. Rothberg         Vice President               Maple Grove, MN

Jeffrey Rourke              Vice President               Malvern, PA

Jason F. Ruimerman          Vice President               Salem, MA

Shahid S. Saigol            Vice President               Tampa, FL

Pamela S. Salley            Vice President               Houston, TX

Thomas J. Sauerborn         Vice President               Jersey City, NJ

David T. Saylor             Vice President               Oakbrook Terrace, IL

Tonya Hammet Sax            Vice President               Oakbrook Terrace, IL

Maura Scherer               Vice President               Oakbrook Terrace, IL

Stanley S. Schiewe          Vice President               Keller, TX

Timothy M. Scholten         Vice President               New Albany, OH

Ronald J. Schuster          Vice President               Orlando, FL

Frank Skubic                Vice President               San Francisco, CA

Heather Smith               Vice President               Richmond, VA

Christopher J. Staniforth   Vice President               Leawood, KS

Joseph L. Thomas            Vice President               San Diego, CA

Hugh C. Triplett            Vice President               Thousand Oaks, CA

Curtis L. Ulvestad          Vice President               Red Wing, MN

Brett Van Bortel            Vice President               Oakbrook Terrace, IL

Larry Brian Vickrey         Vice President               Houston, TX

John M. Walsh               Vice President               Oakbrook Terrace, IL

Sharon Monica Wells         Vice President               Jersey City, NJ

Harold Whitworth, III       Vice President               Liberty Township, OH

Joel John Wilczewski        Vice President               Franklin, TN

Thomas M. Wilson            Vice President               Oakbrook Terrace, IL

Judy Wooley                 Vice President               Houston, TX

John Wyckoff                Vice President               Santa Monica, CA

David M. Wynn               Vice President               Chandler, AZ

Lynn Chadderton             Asst. Vice President         Valrico, FL

Regina Coleman              Asst. Vice President         Oakbrook Terrace, IL

Kristen L. Doss             Asst. Vice President         Houston, TX

Tammy Echevarria-Davis      Asst. Vice President         Oakbrook Terrace, IL

Christine K. Putong         Asst. Vice President         Oakbrook Terrace, IL

Dennis M. Rady              Asst. Vice President         Oakbrook Terrace, IL

Leah Richardson             Asst. Vice President         Oakbrook Terrace, IL

David P. Robbins            Asst. Vice President         Oakbrook Terrace, IL

Lisa Schultz                Asst. Vice President         Oakbrook Terrace, IL

Laurel Shipes               Asst. Vice President         Duluth, GA

Michael Trizil              Asst. Vice President         Oakbrook Terrace, IL

David H. Villarreal         Asst. Vice President         Oakbrook Terrace, IL

Marilyn Cranney             Assistant Secretary          New York, NY

Mary Mullin                 Assistant Secretary          New York, NY

John Browning               Officer                      Oakbrook Terrace, IL

Leticia George              Officer                      Houston, TX

William D. McLaughlin       Officer                      Houston, TX

Rebecca Newman              Officer                      Houston, TX

John Yovanovic              Officer                      Houston, TX

Mitchell M. Merin           Director                     New York, NY

John L. Sullivan            Director                     Oakbrook Terrace, IL

David M. Swanson            Director                     Oakbrook Terrace, IL

A. Thomas Smith III         Director                     New York, NY